EXHIBIT 10.2

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

This Third Amendment to Revolving Credit Agreement (this “Amendment”) is entered into as of January 23, 2009, by and among the financial institutions from time to time signatory hereto (individually a “Lender,” and any and all such financial institutions collectively the “Lenders”), Comerica Bank, as Administrative Agent for the Lenders (in such capacity, the “Agent”), and Microsemi Corporation (“Parent”), Microsemi Corp. - Power Products Group, Microsemi Corp. - Analog Mixed Signal Group, a Delaware corporation (fka Microsemi Corp. - Integrated Products), Microsemi Corp. – Massachusetts and Microsemi Corp. - Scottsdale (each, an “Existing Borrower” and collectively with Parent, “Existing Borrowers”) and Microsemi Corp. - Analog Mixed Signal Group, Ltd., an Israeli corporation (“Microsemi Israel” or “New Borrower” and together with Existing Borrowers, “Borrowers”).

RECITALS

Existing Borrowers, Agent and Lenders are parties to that certain Revolving Credit Agreement dated as of December 29, 2006, as amended from time to time, including by that certain First Amendment to Revolving Credit Agreement dated as of July 25, 2007 and that certain Second Amendment to Revolving Credit Agreement dated as of September 25, 2008 (collectively, the “Agreement”). The New Borrower wishes to be a “Borrower” under the Agreement. The parties further desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. All references in the Loan Documents to “Borrowers”, “a Borrower”, “any Borrower” or “each Borrower” (as applicable) shall mean and include Microsemi Israel. Microsemi Israel hereby is added as a “Borrower” to the Loan Documents as if it was a Borrower from the Effective Date, subject to all the terms, conditions, rights, covenants, representations and warranties, duties and other obligations of Borrowers under the Loan Documents.

2. The following defined terms in Section 1.1 of the Agreement hereby are added, amended or restated as follows:

“Auction Rate Securities” means Parent’s investment in auction rate securities held with UBS.

“UBS” means UBS Bank USA and affiliates.

“UBS Debt” means the “no net cost loan” provided to Parent by UBS in an amount not to exceed Forty-Six Million Five Hundred Fifty Thousand Dollars ($46,550,000), which debt shall be secured by the Auction Rate Securities.

3. Lenders hereby waive Borrowers’ failure to comply with Section 7.15 of the Agreement.

4. A new Section 8.1(i) hereby is added to the Agreement to read as follows:

“(i) the UBS Debt; provided, however, that any proceeds thereof held in cash or otherwise at a financial institution shall be maintained at Bank, Comerica Securities, Inc. or their Affiliates.”

5. A new Section 8.2(d) hereby is added to the Agreement to read as follows:

“(d) Liens upon the Auction Rate Securities in favor of UBS solely to secure the UBS Debt.”

6. No course of dealing on the part of Agent or any Lender, or their officers, nor any failure or delay in the exercise of any right by Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Agent’s or any Lender’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Agent and each Lender thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Agent.

7. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agent or any Lender under the Agreement, as in effect prior to the date hereof.

8. Each Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

9. As a condition to the effectiveness of this Amendment, Agent shall have received, in form and substance satisfactory to Agent, the following:

(a) this Amendment, duly executed by Borrowers;

(b) a Certificate of the Secretary of Microsemi Corp. – Analog Mixed Signal Group, Ltd. with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c) all reasonable fees and expenses incurred through the date of this Amendment, which may be debited from any of Parent’s accounts; and

(d) such other documents, and completion of such other matters, as Agent may reasonably deem necessary or appropriate.

10. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

COMERICA BANK,		MICROSEMI CORPORATION,
as Administrative Agent		a Delaware corporation

By:	/s/ Jennifer Seto	By:	/s/ John W. Hohener
Its:	Vice President	Its:	Vice President, Chief Financial Officer

MICROSEMI CORP. - POWER PRODUCTS GROUP, a Delaware corporation

		By:	/s/ John W. Hohener
		Its:	Vice President, Chief Financial Officer

MICROSEMI CORP. - ANALOG MIXED SIGNAL GROUP, a Delaware corporation (fka MICROSEMI CORP. - INTEGRATED PRODUCTS)

		By:	/s/ John W. Hohener
		Its:	Vice President, Chief Financial Officer

MICROSEMI CORP. - MASSACHUSETTS, a Delaware corporation

		By:	/s/ John W. Hohener
		Its:	Vice President, Chief Financial Officer

[Signature Page to Third Amendment to Revolving Credit Agreement]

[Signatures Continued Next Page]

MICROSEMI CORP. - SCOTTSDALE, an Arizona corporation

		By:	/s/ John W. Hohener
		Its:	Vice President, Chief Financial Officer

MICROSEMI CORP. - ANALOG MIXED SIGNAL GROUP, LTD., an Israeli corporation

		By:	/s/ John W. Hohener
		Its:	Vice President, Chief Financial Officer

COMERICA BANK,
as a Lender and as Issuing Lender

By:	/s/ Jennifer Seto
Its:	Vice President

[Signature Page to Third Amendment to Revolving Credit Agreement]